                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ David C. McCourt
                                                    ______________________(SEAL)
                                                    David C. McCourt



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, Michael A. Adams do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                                    /s/ Michael A. Adams
                                                    ______________________(SEAL)
                                                    Michael A. Adams



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.

                                                    /s/ James Q. Crowe
                                                    ______________________(SEAL)
                                                    James Q. Crowe



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, Michael I. Gottdenker do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ Michael I. Gottdenker
                                                    ______________________(SEAL)
                                                    Michael I. Gottdenker



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ Stuart E. Graham
                                                    ______________________(SEAL)
                                                    Stuart E. Graham



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, Frank M. Henry do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ Frank M. Henry
                                                    ______________________(SEAL)
                                                    Frank M. Henry



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ Richard R. Jaros
                                                    ______________________(SEAL)
                                                    Richard R. Jaros



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, Daniel E. Knowles do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ Daniel E. Knowles
                                                    ______________________(SEAL)
                                                    Daniel E. Knowles



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ David C. Mitchell
                                                    ______________________(SEAL)
                                                    David C. Mitchell



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ Eugene Roth
                                                    ______________________(SEAL)
                                                    Eugene Roth



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ Walter Scott, Jr.
                                                    ______________________(SEAL)
                                                    Walter Scott, Jr.



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, Timothy J. Stoklosa do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ Timothy J. Stoklosa
                                                    ______________________(SEAL)
                                                    Timothy J. Stoklosa



               Witness:


               ______________________

                          SPECIFIC POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that I, John J. Whyte do make, constitute and appoint Donald P. Cawley, Commonwealth Telephone Enterprises, Inc.'s Vice President, Controller and Chief Accounting Officer, as my true and lawful attorney for me and in my name:

               1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 1999, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

               2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 31, 2000, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

               3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

               IN WITNESS WHEREOF, I hereunto set my hand and seal this 3rd day of March, 2000.


                                                    /s/ John J. Whyte
                                                    ______________________(SEAL)
                                                    John J. Whyte



               Witness:


               ______________________